Reverb ETF

(RVRB)
Listed on Cboe BZX Exchange, Inc.

Summary Prospectus
August 28, 2024

Before you invest, you may want to review the Reverb ETF’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated August 28, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.reverb-etf.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to info@distributioncognizant.com.

Investment Objective
Reverb ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.30%

(1)    Pursuant to an investment advisory agreement, Distribution Cognizant, LLC (the “Adviser”) pays all other expenses of the Fund except for the management fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid under the Fund’s Rule 12b-1 plan, and any extraordinary expenses (such as litigation expenses and indemnification of the Trustees and officers with respect thereto).

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.17% of the average value of its portfolio.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund will invest in equity securities of companies that are publicly listed on one or more major U.S. national securities exchanges and which are among the largest approximately 450-550 domestic equity companies as determined by the Adviser on the basis of their free float market capitalization (the “Investable Universe”). In managing the Fund, the Adviser employs a market “sentiment” based investment strategy, determined in accordance with its own proprietary web-based algorithm discussed below (the “Reverberate App” or the “App”), to adjust the weightings of positions in the Fund’s portfolio. When sentiment and/or change in sentiment is positive for a particular company, the Adviser will likely increase its holdings of securities of that company within the Fund’s portfolio. When sentiment and/or change in sentiment is negative the Adviser will likely reduce its holdings of securities of that company within the Fund’s portfolio. If sentiment and/or change in sentiment is neutral or there is not enough information to allow for an accurate determination, the Adviser will typically maintain or reduce its existing active position in the security or match the weighting of the security in the Fund’s portfolio to the company’s relative market capitalization weighting as compared to total market capitalization of all of the companies within the Investable Universe.

The Adviser believes that market sentiment is a strong indicator of whether a company is satisfying consumer, shareholder and stakeholder needs and therefore likely to thrive or struggle over the longer term. The Adviser also believes that the Reverberate App may be able to provide real time information about a company’s performance and information that is available in advance of traditional quarterly or periodic reports to the public. The Adviser believes that with sufficient real time input from a broad segment of the public, it can make a determination whether to more heavily weight a company within the portfolio in advance of the release of more traditional backward-looking data, such as quarterly sales or subscriber information. The Adviser does not perform company level research on any of the positions in the portfolio, other than its analysis of the market sentiment information provided by the Reverberate App.

The Reverberate App – The Adviser has developed a web-based application, known as the Reverberate App, which uses its own proprietary technology and algorithms to collect, analyze and process feedback regarding companies listed in the Reverberate App. Generally, each of the companies in the Investable Universe will be listed in the Reverberate App. Through the Reverberate App, users have the ability to provide immediate feedback regarding any or all of the public companies listed in the Reverberate App. The Reverberate App is available to the general public without charge and users do not need to be shareholders of the Fund to provide feedback on the App. All firms in the Investable Universe will be available to rate on the App. The companies listed on the App are reviewed on a regular basis and the Adviser will make changes from time to time as the market capitalization of companies conditions within the Investable Universe changes.

In developing the Reverberate App, the Adviser seeks to capture, in an efficient manner, the satisfaction and utility that the public are receiving from the companies listed in the App. The App allows users to directly communicate their views and makes this information available to the Adviser. The Adviser uses proprietary technology and statistical analysis to convert data collected from the App into investment signals used by the Adviser as discussed below. Through its proprietary algorithms, the Adviser identifies average user ratings of certain companies as well as changes in ratings and how meaningful these changes may be. The Adviser also uses tools and technology to seek to identify and limit the influence of non-human users (Bots) or multiple votes by the same user. The information collected via the Reverberate App is not publicly available except to the Adviser and the Fund.

The Investment Process – The Fund’s portfolio will generally contain all of the securities from within the Investable Universe. The Adviser will adjust the weightings of each security in the Fund’s portfolio based on its review of the data supplied by the Reverberate App. Generally, those companies that have received greater increases in positive feedback when compared to other companies in the Investable Universe will have a higher average relative weighting in the Fund and those companies with greater increases in negative feedback compared to other companies in the Investable Universe will have a lower average relative weighting in the Fund. If the Reverberate App is unable to draw sufficient users to express their views on a company, the Adviser will invest in the company at a level approximately equal to its market-capitalization proportional to that of the Investable Universe. The Adviser considers approximately 1,000 user responses to be a sufficient number of responses to signal trading for the Fund and cause a holding to become underweight or overweight.

The Adviser employs guardrails, generally a maximum of 10% of the size of the market capitalization weight, to limit the size of active positions in the portfolio in order to manage downside risk. The active positions will also be scaled by user response variation and number of responses, and in practice will not reach the guardrail size and will generally be much smaller in the case of larger holdings, although due to rounding constraints, the guardrails may from time to time be violated in the case of smaller holdings making up fractional percentages of the Fund’s portfolio. The Adviser also employs thresholds, requiring statistically significant changes in sentiment before adjusting active weights, in order to limit turnover and ensure that overall changes in consumer sentiment are meaningful. If market sentiment on a company is extremely negative, the adviser may choose to remove the position from the portfolio entirely.

Principal Risks of Investing in the Fund
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

•Newer Adviser Risk. The Adviser was a new entity formed in 2021 and has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code. As a result, investors do not have a long-term track record of managing a pooled investment vehicle from which to judge the newly-formed Adviser and the Adviser may not achieve the intended result in managing the Fund.

•Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Consumer Sentiment Risk. Investment decisions that are based primarily on consumer sentiment involve additional risks. Information received may be inaccurate, incomplete or misleading. Information received may be outdated or could be duplicative making the information ineffective for accurately gauging current sentiment. There is a possibility that users have an undisclosed agenda with an attempt to manipulate a company’s stock price.

•Research Risk. The Adviser does not conduct company research on any of the positions held in the portfolio outside of analysis of the sentiment data received from the Reverberate App. The Adviser also does not consider market developments or the status of the economy in its management of the Fund. The Adviser’s strategy is to base its investment decisions entirely on the expressions of sentiment as identified in the Reverberate App. As a result, the Fund is subject to the risks, which may be substantial, that negative developments effecting a held company, the economy, or markets in general, may not be apparent to the users of the Reverberate App. These negative developments could have significant negative impact on the value of your investment and the Fund’s portfolio.

•Reverberate App. The Reverberate App is a new web-based utility and currently has a limited number of users. The ability of the App to properly and accurately gauge public sentiment is highly dependent on its ability to attain a high level of regular usage among a broad market segment of the population. If the App is unable to draw sufficient users to express their views on a company, the Adviser will invest in the company at a level equal to its market-capitalization proportional to that of the Investable Universe. If the Adviser is unable to take material active positions due to lack of sufficient data or otherwise, the Fund will likely experience performance similar to the broad large capitalization market in general. In addition, while the App seeks to use tools and technology to identify and limit the influence of non-human users (Bots) or multiple votes by the same user, there is no guarantee that it will be successful in doing so. In that event, the information provided by the App may not properly reflect sentiment regarding a company, leading the Adviser to take active positions in a company that are inconsistent with true market sentiment. The investment strategy of relying entirely on general public sentiment as expressed on a web-based user app in order to take active positions is novel. The strategy may not work and this may have a significant negative impact on the value of your investment.

•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

•High Portfolio Turnover Risk. The Fund may be subject to increased trading based on the level of user responses received and this trading can lead to higher than normal portfolio turnover. The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to specific securities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover may cause the Fund’s performance to be less than you expect.

•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

•Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

•Newer Fund Risk. The Fund is a recently organized investment company with a limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio. The Adviser does not manage the Fund’s sector exposure so at any given time the Fund may have significant exposure to individual sectors.

Performance
The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund’s shares for the first full calendar year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.reverb-etf.com.
Calendar Year Returns as of December 31

Best Quarter	Worst Quarter
Q4 2023	Q3 2023
11.83%	-3.21%
Average Annual Total Returns through December 31, 2023

	1 Year	Since Inception (November 3, 2022)
Reverb ETF
Return Before Taxes	26.82%	25.94%
Return After Taxes on Distributions	26.53%	25.62%
Return After Taxes on Distributions and Sale of Fund Shares	16.08%	19.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	26.06%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Management

Adviser	Distribution Cognizant, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Patrick Neal, PhD., CFA, Managing Partner of the Adviser, has been a portfolio manager of the Fund since its inception in 2022.
Dustin Lewellyn, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2022.
Ernesto Tong, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2022.
Christine Johanson, CFA, Director of Penserra, has been a portfolio manager of the Fund since August 2024.

Purchase and Sale of Shares
Shares are listed on the Exchange, and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.